SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2004
(Amending report originally dated June 17, 2004 and filed June 21, 2004)

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6611 Tributary Street
Baltimore, Maryland		21224

(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

     We are filing this Amendment to our Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 21, 2004 to amend Item 9.01 (formerly Item 7) to reflect the filing of the revised Exhibit 99.3 with this report to disclose additional portions of this exhibit that we previously had redacted.

     Except as noted herein, our Current Report on Form 8-K remains as originally filed with the Securities and Exchange Commission on June 21, 2004.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Guilford Pharmaceuticals Inc. issued June 21, 2004.+

99.2	Purchase Option Agreement, dated June 17, 2004, by and among Guilford Pharmaceuticals Inc., SNDC Holdings LLC and Symphony Neuro Development Company.+

99.3	Novated and Restated Technology License Agreement, dated June 17, 2004, between GPI NIL Holdings, Inc., Guilford Pharmaceuticals Inc., Symphony Neuro Development Company and SNDC Holdings LLC (filed herewith).*

+	Previously filed as an exhibit to this Form 8-K.

*	Confidential treatment was granted for certain portions of this agreement. These confidential portions have been omitted and were filed separately with the Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

Date: November 24, 2004	By:	/s/ Asher M. Rubin

Asher M. Rubin
Senior Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

(c)	Exhibits

99.1	Press Release of Guilford Pharmaceuticals Inc. issued June 21, 2004.+

99.2	Purchase Option Agreement, dated June 17, 2004, by and among Guilford Pharmaceuticals Inc., SNDC Holdings LLC and Symphony Neuro Development Company.+

99.3	Novated and Restated Technology License Agreement, dated June 17, 2004, between GPI NIL Holdings, Inc., Guilford Pharmaceuticals Inc., Symphony Neuro Development Company and SNDC Holdings LLC (filed herewith).*

+	Previously filed as an exhibit to this Form 8-K.

*	Confidential treatment was granted for certain portions of this agreement. These confidential portions have been omitted and were filed separately with the Commission.

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